SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
X
THE PEOPLE OF THE STATE OF NEW YORK,
by ANDREW M. CUOMO, Attorney General of the State of New York,
Petitioners,
-against-
ARBITRON INC.,
Respondent.
X
STIPULATED ORDER ON CONSENT Index No. 402516/08 IAS Part Assigned to Justice Diamond

This Stipulated Order on Consent (“Order”) is entered into by and between petitioners, THE PEOPLE OF THE STATE OF NEW YORK, by ANDREW M. CUOMO, ATTORNEY GENERAL OF THE STATE OF NEW YORK, and respondent ARBITRON INC., a corporation organized under the laws of the State of Delaware;

WHEREAS New York State Law Executive Law § 63(12) prohibits repeated or persistent fraudulent or illegal acts in the transaction of business; New York General Business Law §§ 349 and 350 prohibit deceptive and misleading business practices and false advertising; and New York Civil Rights Law § 40-c and New York Executive Law § 290 et seq. (“New York State Human Rights Law”) prohibit any person or firm, corporation or institution from discriminating against any person because of race, creed, color, or national origin;

WHEREAS, pursuant to the provisions of Section 63(12) of the New York State Executive Law, the Office of the Attorney General (“Attorney General”) conducted an investigation into the policies, procedures, and practices of Arbitron Inc. (“Arbitron”), regarding allegations of fraudulent and unlawful business practices;

WHEREAS Arbitron, which is headquartered in New York, is one of the largest media ratings companies in the United States, and the only major provider of listener measurement services to radio broadcasters in the State of New York;

WHEREAS Arbitron for decades based its radio ratings on surveys using a “diary” system which utilizes journals kept by listeners who record their daily radio listening habits;

WHEREAS Arbitron in New York replaced the diary system with the Portable People Meter (“PPM”), an electronic device that tracks the radio stations that listeners are exposed to, and has developed, a methodology to recruit radio listeners to serve as panelists in their geographic area by carrying the PPM (“PPM methodology”);

WHEREAS the reliability and accuracy of the media measurement of PPM depends on the reliability of the PPM methodology, because the ratings will only be reliable and accurate if the samples are representative of the communities measured, and the persons carrying the PPM are compliant with Arbitron’s instructions on how to use the PPM;

WHEREAS the Media Rating Council, Inc. (“MRC”), a not-for-profit organization that for over forty years has been the primary accrediting agency for ratings services in the United States, denied accreditation in November 2007 to Arbitron’s PPM methodology in New York;

WHEREAS the Attorney General received complaints that the PPM methodology as applied to New York is not reliable or fair in that it undercounts New York African-American and Hispanic radio listeners, potentially depriving New York minority broadcasters of advertising revenue and these New York listeners of their primary media resources;

WHEREAS, the Attorney General commenced, through the filing of a complaint, the above captioned lawsuit in the Supreme Court of the State of New York, New York County (“Lawsuit”) seeking injunctive and monetary relief on grounds that the PPM methodology is not reliable or accurate, Arbitron made representations regarding the accreditation, fairness, representativeness and reliability of the PPM Methodology in New York that are fraudulent and deceive or have the capacity or tendency to deceive consumers and violate New York’s Civil Rights and Human Rights Laws;

WHEREAS, the parties herein desire to resolve this matter without further litigation or adjudication; and

WHEREAS, in consideration of the covenants and undertakings set forth herein and intending to be legally bound thereby, the Attorney General, on behalf of itself and the petitioners, and Arbitron, have agreed to the terms of this Order;

NOW, THEREFORE, it is hereby ORDERED, ADJUDGED AND DECREED as follows:

PART ONE: DEFINITIONS

1.1	“And” and “or” shall be construed conjunctively or disjunctively as necessary to make the meaning inclusive rather than exclusive.

1.2	“Arbitron” means Arbitron Inc. and all of its executives, officers, directors, managers, representatives, employees and all individuals who act on their behalf.

1.3 “Order” means this Stipulated Order on Consent.

1.4	“Diary system” means Arbitron’s long-standing methodology of collecting journals written by panelists of their daily radio listening habits and utilizing them to create ratings based on an estimate of the number of listeners of radio broadcasts.

1.5 “Effective Date” means the date this Order is executed by the parties hereto.

1.6 “Including” means without limitation.

1.7	“Media Rating Council” and “MRC” mean Media Rating Council, Inc., a trade organization of broadcasters and advertisers that accredits media measurement services.

1.8	“New York Market” means all geographic areas within New York State where as of the effective date hereof PPM has been commercialized, including but not limited to Bronx, Hudson, Kings, New York, Putnam, Queens, Rockland, and Westchester counties, as well as Bergen, Essex, Fairfield, Passaic, and Monmouth counties.

1.9	“Portable People Meter” and “PPM” refer to the device Arbitron utilizes to identify and store information regarding radio broadcasts that panelists are exposed to and to transmit that information to Arbitron.

1.10	“PPM methodology” refers to the policies, procedures, and practices by which Arbitron recruits individuals to wear the PPM and obtains PPM data from a sample of persons in households within a geographic region.

1.11	“Recruitment efforts” means procedures used to select, contact and recruit potential PPM panelists.

1.12 The use of the singular form of any word includes the plural and vice versa.

PART TWO: COMPLIANCE WITH THE LAW

2.1	Arbitron agrees to comply fully with New York General Business Law §§ 349 and 350, New York Civil Rights Law § 40-c, and the New York State Human Rights Law.

PART THREE: INJUNCTIVE RELIEF

3.1	Arbitron shall commence recruitment of panelists in the New York Market for the PPM using a combination of telephone based and address based methodologies beginning in January 2009. The address based methodology must be utilized in at least 10% of all recruitment efforts by or before July 1, 2009 and in at least 15% of all recruitment efforts by or before July 1, 2010. Further, Arbitron shall ensure that recruitment of racial and ethnic minorities as surveyed is commensurate with the racial and ethnic composition of the geographic area being surveyed, as determined by the most recent, annually updated United States census data.

3.2	Arbitron shall increase cell phone only (“CPO”) sampling, based on all recruitment efforts, in the New York Market from 7.5% to 10% by or before July 1, 2009, from 10% to 12.5% by or before December 1, 2009 and from 12.5% to 15% by or before July 1, 2010. Within fifteen (15) business days at the end of each quarter, Arbitron shall provide data on the composition of the CPO sample cross-tabulated by race, ethnicity and age to the Attorney General and to subscribing broadcasters of the New York PPM data.

3.3	Arbitron must take all reasonable measures, including necessary front-loaded treatments and refusal conversion strategies, to increase SPI and to ensure a minimum SPI of 15 by or before July 1, 2009; a minimum SPI of 16 by or before October 1, 2009; and a minimum SPI of 17 by or before June 1, 2010 with a target SPI of 20.

3.4	Arbitron must take all reasonable measures, including in-person coaching and compliance incentives, to ensure in-tab rates of at least 75% by or before April 1, 2009 in all demographics in New York as defined by race, ethnicity, age, and gender. The in-tab rates of all sub-categories of race, ethnicity, age and gender cannot fall below 90% of the target rate, excluding sub-categories that are less than 10% of the New York Market on a six (6) month basis beginning April 1, 2009.

3.5	Further, beginning on January 21, 2009, Arbitron shall provide to subscribing New York broadcasters install and in-tab data by individual zip code for the New York Market and provide racial and ethnic demographic data for each zip code. Thereafter, Arbitron shall continue to provide the New York zip code data fifteen (15) business days after the monthly release of the monthly e-book for the New York Market. Arbitron reserves the right to discontinue delivery of a portion or all of the zip code data based on formal, written advice from the MRC, or in the event there is substantial evidence, as determined by the Attorney General, that a person or company is using the zip code data to identify or contact PPM panel members.

3.6	Arbitron shall create, fund and commence a valid non-response bias study by January 15, 2009, subject to approval by the Attorney General, to identify and determine measurable bias, if any, in the PPM methodology utilized in the New York Market. The study shall be completed by July 15, 2009. If the study finds measurable bias, Arbitron shall use all reasonable measures to address the bias within six (6) months. To the extent Arbitron believes in good faith that it cannot cure such bias within six (6) months, it shall notify and confer with the Attorney General.

3.7	Arbitron shall fund an advertising campaign of at least $25,000 in the New York Market promoting minority radio in major trade journals.

3.8	Effective immediately, Arbitron must include a prominent disclaimer in 14 font bold typeface on all written promotional materials of the PPM on paper or internet advertising on direct links, including e-book, and any sub-links that contain promotional materials, stating that the PPM ratings are based on audience estimates and are the opinion of Arbitron and should not be relied on for precise accuracy or precise representativeness of the demographic or radio market in New York.

3.9	Arbitron shall prepare and submit reports fifteen (15) days after each quarter in 2009 and 2010 to the Attorney General relating to all metrics outlined in paragraphs 3.1 through 3.5. Arbitron shall submit a sworn statement, certifying (1) the current PPM methodology design changes and metrics discussed in paragraphs 3.1 through 3.5, (2) whether Arbitron is in compliance with paragraphs 3.1 through 3.10 and paragraphs 4.1 and 4.4, and if not, (3) identify the paragraphs in which Arbitron is non-compliant, and (4) where Arbitron is non-compliant with paragraphs 3.3 and/or 3.4, identify all reasonable measures taken to achieve compliance.

3.10	Arbitron shall take all reasonable efforts in good faith to obtain and retain accreditation for the New York Market from the MRC. In addition to the rights reserved to the Attorney General set forth in paragraph 5.13, if Arbitron has not obtained accreditation from the MRC by October 15, 2009 and has failed to meet any of the minimum standards as set forth in paragraphs 3.1 through 3.9 of this Order, the Attorney General reserves the right to rescind the Order and reinstitute litigation against Arbitron for the above- referenced claims.

PART FOUR: MONETARY RELIEF

4.1	Arbitron agrees to pay a single lump sum in the amount of Two Hundred Thousand Dollars ($200,000) in settlement of alleged deceptive practices and civil rights claims, as determined by the Attorney General, of Arbitron’s conduct.

4.2	Arbitron agrees to pay the sum of Sixty Thousand Dollars ($60,000) to cover a portion of the costs of the Attorney General’s investigation and monitoring.

4.3	Arbitron agrees to pay a single lump sum of One Hundred Thousand Dollars ($100,000) to the National Association of Black Owned Broadcasters for a joint radio project between the National Association Black Owned Broadcasters and the Spanish Radio Association to support minority radio.

4.4	Payments to the Attorney General are due no later than four (4) weeks after the time of the signing of this Order, and must be in the form of a certified check, bank check, money order, or attorney’s check made payable to “The State of New York” and forwarded to the New York State Attorney General’s Office, Attention: Alphonso David, Deputy Bureau Chief, Civil Rights Bureau, 120 Broadway, 3rd Floor, New York, New York, 10271-0332. Payment to the National Association of Black Owned Broadcasters is due no later than four (4) weeks after the time of signing of this Order.

PART FIVE: JURISDICTION AND OTHER PROVISIONS

5.1	This Order, when fully executed and performed by Arbitron to a reasonable expectation of the Attorney General, will resolve all claims against Arbitron that were raised in the complaint filed by the Attorney General in this action. However, nothing in this Order is intended to, nor shall, limit the Attorney General’s investigatory or compliance review powers otherwise provided by law.

5.2	Notwithstanding any provision of this Order to the contrary, the Attorney General may, in its sole discretion, grant written extensions of time for Arbitron to comply with any provision of this Order.

5.3	This Order shall become effective upon its execution by all parties and its entry by the Court.

5.4	The signatories to this Order warrant and represent that they have read and understand this Order, that they are duly authorized to execute this Order, and that they have the authority to take all appropriate action required to be taken pursuant to the Order to effectuate its terms.

5.5	This Order may be executed in multiple counterparts, each of which shall be deemed a duplicate original.

5.6	This Order is final and binding on the parties, including all principals, agents, representatives, successors in interest, assigns, and legal representatives thereof. Each party has a duty to so inform any such successor in interest of the terms of this Order. No assignment by any party thereto shall operate to relieve such party of its obligations herewith.

5.7	All of the terms of this Order are contractual and not merely recitals, and none may be amended or modified except by a writing executed by all parties hereto approved by the Court or with Court approval.

5.8	This above captioned lawsuit shall be dismissed without prejudice. However, the Court shall retain jurisdiction over the parties and the matter and retain the power to order all applicable equitable remedies to ensure compliance with this Order, including, but not limited to, contempt.

5.9	This Order supersedes and renders null and void any and all written or oral prior undertakings or agreements between the parties regarding the subject matter hereof.

5.10	The parties hereby waive and shall not have any right to appeal any of the terms of this Order or in any way challenge the validity of any of the terms of this Order in any forum. Further, Arbitron hereby agrees to withdraw with prejudice any and all pending legal claims filed in any trial or appellate court, whether state or federal, involving the Attorney General relating to the marketing or commercialization of the PPM or the PPM methodology, or the Attorney General’s jurisdiction to investigate and litigate claims relating to the PPM.

5.11	If any provisions, terms, or clauses in this Order are declared illegal, unenforceable, or ineffective in a legal forum, those provisions, terms, and clauses shall be deemed severable, such that all other provisions, terms, and clauses of this Order shall remain valid and binding on the parties.

5.12	The parties may seek to enforce this Order by motion before the Court to the full extent of the law; however, in the event of a dispute among the parties regarding any issue arising hereunder, the parties shall attempt in good faith to resolve the dispute before seeking the Court’s intervention.

5.13	Failure to comply with any provision of this Order shall be considered a violation of this Consent Order. Upon such a violation, the Attorney General may take any and all steps available to enforce this Consent Order, including seeking an order of contempt pursuant to CPLR § 5104. Upon application by the Attorney General showing Arbitron has failed to pay penalties and costs pursuant to paragraphs 4.1 through 4.3 herein, the Court shall also enter a money judgment in the amount of the unpaid balance, plus interest at the rate of nine (9) percent per annum from the date of violation or nonpayment, against Arbitron, and the Attorney General shall have execution thereof.

5.14	In any application by the Attorney General pursuant to paragraph 5.13 above, the Attorney General may request an allowance for costs under CPLR § 8303(a)(6).

5.15	Failure by any party to seek enforcement of this order pursuant to its terms with respect to any instance or provision shall not be construed as a waiver to such enforcement with regard to other instances or provisions.

5.16	All communications and notices regarding this Order shall be sent by first class mail and facsimile, if twenty-five (25) pages or less in length, to:

Arbitron Inc.

Office of the Attorney General

Alphonso B. David
Deputy Bureau Chief
Civil Rights Bureau
Office of the New York State
Attorney General
120 Broadway, 3rd Floor
New York, New York 10271-0332
Tel. (212) 416-8250
Fax (212) 416-8074
Chief Legal Officer
Arbitron Inc.
9705 Patuxent Woods Drive
Columbia, Maryland 21046-1572
Tel. (410)312-8043
Fax (410)312-8613
Alfred Fabricant
Dickstein Shapiro LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Tel. (212)277-6621
Fax (212)277-6510
Attorneys for Arbitron

IN WITNESS THEREOF, the parties hereto, intending to be legally bound hereby, have executed this Order on Consent on the dates written below:

ANDREW M. CUOMO	ARBITRON INC.
Attorney General of the State of New York	142 West 57th Street
120 Broadway	New York, NY 10019-3300
New York, New York 10271	By: /s/ Timothy T. Smith
By: /s/ Alphonso B. David	—
—	Timothy T. Smith
Alphonso B. David	Executive Vice President
Deputy Bureau Chief	& Chief Legal Officer
/s/ Spencer Freedman

Spencer Freedman Counsel for Civil Rights Andrew J. Elmore Assistant Attorney General
Dated: New York, New York	Dated: New York, New York
January 7, 2009	December 19, 2008
SO ORDERED:
/s/ Hon. Marylin G. Diamond

HON. MARYLIN G. DIAMOND NEW YORK SUPREME COURT JUSTICE
Dated: January 7, 2009 New York, New York